UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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RREEF Property Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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March 31, 2022

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2022 Annual Meeting of Stockholders of RREEF Property Trust, Inc., to be held in our offices at 875 Third Avenue, 26th floor, New York, New York, 10022 on May 11, 2022 at 8:00 a.m. Eastern time. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2022 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on March 15, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting of Stockholders or any adjournment or postponement thereof.

Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2022 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT IN PERSON AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it in the accompanying self-addressed postage-paid return envelope. You may also electronically submit your proxy by Internet or vote by touch-tone telephone by referring to the instructions provided on the enclosed proxy card.

Please follow the directions provided in the Proxy Statement. This will not prevent you from voting in person at the 2022 Annual Meeting of Stockholders but will assure that your vote will be counted if you are unable to attend the 2022 Annual Meeting of Stockholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

/s/ Anne-Marie Vandenberg

Anne-Marie Vandenberg
Chief Executive Officer

RREEF PROPERTY TRUST, INC.

NOTICE TO STOCKHOLDERS OF ANNUAL MEETING
TO BE HELD ON
MAY 11, 2022

Dear Stockholder:

RREEF Property Trust, Inc. will hold its 2022 annual meeting of stockholders in our offices at 875 Third Avenue, 26th floor, New York, New York, 10022 at 8:00 a.m. Eastern time on Wednesday, May 11, 2022. “We,” “our,” “us” and “our company” each refers to RREEF Property Trust, Inc. The meeting will be held for the following purposes:

1.    to elect five directors to our board of directors for the ensuing year;
2.    to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

3.    to transact such other business as may properly come before the meeting and any adjourned session of the meeting.
Only stockholders of record at the close of business on March 15, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. This proxy statement and proxy card are being mailed to you on or about March 31, 2022.

By Order of the Board of Directors of RREEF Property Trust, Inc.
/s/ Vikram Mehra

Vikram Mehra
Secretary
March 31, 2022
Your vote is important without regard to the number of shares you own on the Record Date. Although you are invited to attend the meeting and vote your shares in person, if you are unable to attend, you can authorize a proxy to vote your shares easily and quickly by mail or over the Internet or by touch-tone telephone. In order to authorize your proxy by mail, please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to authorize your proxy by touch-tone telephone or over the Internet, follow the instructions on the enclosed proxy card.
If, after providing voting instructions, you later decide to change your vote, you may do so by (i) attending the meeting, including any adjournments or postponements thereof, revoking your proxy and voting your shares in person, or (ii) submitting a new proxy authorization by mail, via the Internet or by touch-tone telephone. Your subsequent proxy authorization will supersede any proxy authorization you previously made.
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RREEF PROPERTY TRUST, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2022

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
We are providing you with this proxy statement, which contains information about the items to be voted upon at the 2022 annual meeting of stockholders. To make this information easier to understand, we have presented the information below in a question and answer format. The words “RREEF Property Trust,” “we,” “our,” “us” and “our company” refer to RREEF Property Trust, Inc. and its subsidiaries. The terms “RREEF America,” “advisor” and “sponsor” each refer to RREEF America L.L.C. RREEF America, together with its affiliates in Europe and Asia, comprise the global real estate investment business of DWS Group GmbH & Co. KGaA (together with its subsidiaries, “DWS”), a German partnership limited by shares and an indirect majority owned subsidiary of Deutsche Bank A.G., or Deutsche Bank, a publicly listed banking corporation organized under the laws of Germany.

When and where is the meeting?

The 2022 annual meeting of stockholders (the “Annual Meeting”) will be held in our offices at 875 Third Avenue, 26th floor, New York, New York, 10022 on Wednesday, May 11, 2022, at 8:00 a.m. Eastern time.
What is this document and why have I received it?

This proxy statement and the enclosed proxy card are being furnished to you, as a stockholder of RREEF Property Trust, because our board of directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.
We intend to mail this proxy statement and accompanying proxy card on or about March 31, 2022 to all stockholders of record entitled to vote at the meeting.
What is to be considered at the meeting?
There are two proposals expected to be presented at the meeting:
1.the election of five directors to our board of directors for the ensuing year; and
2.the ratification of the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2022.

How is this solicitation being made?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock, $0.01 par value per share. We have hired Georgeson to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Georgeson customary fees and expenses for these services of approximately $25,000.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Where can I get more information about RREEF Property Trust?
In connection with this solicitation, we have provided you with an annual report that contains our audited financial statements. We also file reports and other documents with the Securities and Exchange Commission (the

“SEC”). You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website, www.rreefpropertytrust.com.
Will my vote make a difference?
Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

What are the voting rights and quorum requirements?
Holders of record of our shares as of the close of business on March 15, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 4,212,869 Class A shares, 721,577 Class T shares, 12,566,652 Class I shares, 345,070 Class N shares, 158,934 Class M-I shares, 165,805 Class T2 shares, 2,491,509 Class D shares and 75,000 Class Z shares of common stock issued and outstanding, for a total of 20,737,416 shares of our common stock issued and outstanding as of the Record Date. No shares of our Class S common stock were issued and outstanding as of the Record Date. You are entitled to one vote for each share you held as of the Record Date. Class Z shares, all of which are held by RREEF America, are not entitled to vote at the Annual Meeting.
The presence, either in person or by proxy, of at least fifty percent of the shares entitled to vote at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date for the Annual Meeting to permit further solicitation of proxies.
There is no cumulative voting for these proposals, and appraisal rights are not applicable to the matters being voted upon.

What is the voting requirement to approve each of the proposals?

The election of each nominee for director requires the approval of a majority of the shares represented in person or by proxy at the Annual Meeting. Any shares present in person or by proxy and not voted (whether by broker non-vote or otherwise) will have the effect of a vote against the nominees. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
The ratification of KPMG as our independent registered public accounting firm for the year ending December 31, 2022 requires the affirmative vote of at least a majority of all votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the vote.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in person by attending the Annual Meeting at our offices listed above. If you intend to vote in person at the Annual Meeting, you must bring valid government-issued photo identification, such as a driver’s license or a passport. Additionally, you may use any of the following three options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.via the Internet by going to the web address listed on the proxy card and following the on-screen directions;

2.by phone by calling the number listed on the proxy card and following the instructions; or

3.by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Shares represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no specification is made on a properly executed proxy, it will be voted FOR the election of each of the nominees set forth in Proposal No. 1 and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm as set forth in Proposal No. 2. Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

How is quorum determined?

For the purpose of determining whether a quorum is present at the Annual Meeting, we will count shares represented in person or by properly executed proxy. We will treat shares which abstain from voting as to a particular matter and broker non-votes (defined below) as shares that are present at the Annual Meeting for purposes of determining whether a quorum exists, but we will not count them as votes cast on such matter. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares as follows:
•FOR the election of each of the five nominees to our board of directors; and
•FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2022.

Can I change my vote after submitting my proxy?

You may revoke a previously submitted proxy at any time prior to the Annual Meeting in any of three ways:

1.Submitting a written notice of revocation to the Secretary of RREEF Property Trust, c/o RREEF Property Trust, Inc., 875 Third Avenue, 26th floor, New York, New York, 10022, which must be received prior to the Annual Meeting, must be signed and must include your name and account number;

2.Submitting another proxy with a later date if received prior to the Annual Meeting; or

3.Attending the Annual Meeting and voting your shares in person.

If we receive your proxy authorization by telephone or over the Internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions and to confirm that your instructions have been properly recorded. Proxies authorized by telephone or via the Internet may be revoked at any time before they are voted in the same manner that proxies authorized by mail may be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.

How can I get additional copies of this proxy statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this proxy statement by calling our solicitor, Georgeson, toll free at (866) 482-5136. In addition, we file annual, quarterly and special reports and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov.

When are stockholder proposals due for next year’s annual meeting?
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at our 2023 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 875 Third Avenue, 26th floor, New York, New York, 10022, Attention: Secretary, no later than December 1, 2022 in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2023 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2022 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2023 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than November 1, 2022 and no later than 5:00 p.m., Eastern Time, on December 1, 2022; provided, however, that in the event that the date of the 2023 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2022 Annual Meeting, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2023 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2023 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made. Any stockholder proposals not received by us by the applicable date in previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2023 annual meeting of stockholders in May 2023.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Background
At the Annual Meeting, five directors are to be elected for the ensuing year and until their successors are elected and qualify. Each of the nominees for director currently is a director of RREEF Property Trust and has consented to be named as a nominee in this proxy statement and to continue to serve as our director if elected. Pursuant to our bylaws, we can have no more than 15 and no fewer than three directors, a majority of whom must be independent of our advisor. If elected, each director will hold office until the date of the 2023 annual meeting of stockholders and until his or her successor is elected and qualifies, subject to death, resignation, retirement, disqualification or removal from office. There are no family relationships between any directors or executive officers. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and any other person.
Our board of directors currently is comprised of five directors: W. Todd Henderson, Deborah H. McAneny, M. Peter Steil, Jr., Anne-Marie Vandenberg and Charles H. Wurtzebach, Ph.D.
Our board of directors has nominated Mr. Henderson, Ms. McAneny, Mr. Steil, Ms. Vandenberg and Dr. Wurtzebach. Ms. McAneny, Mr. Stiel and Dr. Wurtzebach serve as our independent directors. Each of the nominees, except Mr. Henderson and Ms. Vandenberg, has served on our board of directors since November 27, 2012. Mr. Henderson has served on our board of directors since May 9, 2012. Ms. Vandenberg has served on our board of directors since October 3, 2018.

Director Nominees
The following table provides information about the nominees to our board of directors:

Name	Age	Position
W. Todd Henderson	54	Chairman of the Board and Director
Anne-Marie Vandenberg	40	Chief Executive Officer, President and Director
Deborah H. McAneny	63	Independent Director
M. Peter Steil, Jr.	79	Independent Director
Charles H. Wurtzebach, Ph.D	73	Independent Director
The principal occupations and certain other information about the nominees are set forth below.

W. Todd Henderson has served as our Chairman of the Board of Directors since February 2012 and also served as our Chief Executive Officer from October 2018 to December 2021. Mr. Henderson currently serves as the Global Co-Head of Real Estate at DWS and the Head of Real Estate, Americas, DWS. He has led the Americas real estate business since January 2012, where he has been responsible for all facets of the direct real estate investment management business in the Americas. From March 2009 to January 2012, Mr. Henderson served as the Chief Investment Officer of RREEF Real Estate, Americas. From June 2007 to March 2009, he supervised RREEF Real Estate’s Value-Added and Development team, managing a $4.5 billion real estate investment portfolio for multiple institutional investors. Mr. Henderson served as a Managing Director of RREEF Real Estate’s Acquisitions team from 2003 to June 2007. Prior to joining RREEF Real Estate in 2003, Mr. Henderson was Director of Acquisitions for The J.E. Robert Company in Washington, D.C., where he was involved in the sourcing, executing and financing of over $6 billion of real estate transactions. He began his career at First Gibraltar Bank in 1991, managing the restructuring and disposition of nonperforming real estate loans on behalf of the bank and the Resolution Trust Company. Mr. Henderson holds a B.A. in History from the University of North Texas and an M.B.A. from The Wharton School of the University of Pennsylvania.

Anne-Marie Vandenberg has served as our Chief Executive Officer since December 2021 and as our President and a member of our board of directors since October 2018. She is also a Lead Portfolio Manager for DWS’s Alternatives platform. Ms. Vandenberg previously served as our Chief Operating Officer from October 2018 to December 2021, and prior to that led the RREEF real estate defined contribution strategy. Ms. Vandenberg was previously the Head of Real Estate Capital Markets, responsible for asset and fund level financings across the

Americas private real estate platform. In that role, she structured over 200 real estate and fund financing transactions totaling over $11.65 billion. She joined RREEF Real Estate in 2004 as part of the closing team, working on the acquisition and disposition of commercial real estate investments. In 2005, she transitioned to Capital Markets, ultimately taking on the leadership of the group in 2013. Ms. Vandenberg has also been involved in fund restructuring efforts, sits on RREEF’s Leadership Committee, the America’s Investment Strategy Council and has participated in the strategic capitalization of several real estate products on RREEF Real Estate’s platform. She is an active member of Urban Land Institute where she is a Vice Chair of the Urban Mixed Use and Development Silver Council. She is also the Chair of the Institute of Portfolio Alternatives and a member of NCREIF and DCREC. Ms. Vandenberg holds a B.A. from Tulane University, a M.S. in Real Estate Finance from DePaul University and a J.D. from The John Marshall Law School.

Deborah H. McAneny has served as one of our independent directors since November 2012 and as our lead independent director since August 2019. Ms. McAneny served as the Chief Operating Officer of Benchmark Assisted Living, LLC, or Benchmark, an owner and operator of senior living facilities in New England, from April 2007 to May 2009. Prior to joining Benchmark, she was employed by John Hancock Financial Services, or John Hancock, for approximately 20 years, where she advanced to Executive Vice President and was responsible for a portfolio of structured and alternative investment businesses including John Hancock’s real estate, structured fixed-income, timber and agricultural investment business units. Prior to joining John Hancock in 1985, she was a senior auditor for Arthur Anderson & Co. for four years. Ms. McAneny serves on the board of directors of several other companies. Ms. McAneny serves on the board of Jones Lang LaSalle, Inc., or JLL, a publicly traded provider of commercial real estate services, and serves on its Compensation Committee and Nominating and Corporate Governance Committee. Prior to its merger with JLL in 2019, she served as the lead independent director, Chairperson of the Nominating and Corporate Governance Committee and a member of the Compensation Committee, for HFF, Inc. Since June 2015, Ms. McAneny has also been a director of First Eagle Alternative Capital BDC, Inc., (formerly known as THL Credit, Inc.) a publicly-traded business development company, and serves as the Chairperson of its Audit Committee. Since May 2017, Ms. McAneny also serves as a director of KKR Real Estate Finance Trust, Inc., a publicly-traded real estate finance company and serves as the Chairperson of its Audit Committee and a member of its Compensation Committee and Affiliated Transaction Committee. Ms. McAneny has also served as a director of RREEF America REIT II, Inc., a private REIT sponsored by our sponsor, since May 2011. She is currently a member of the Board of Directors of the University of Vermont Foundation and served as a trustee of the University of Vermont from 2004 to 2016 and as a trustee of the Rivers School from 2004 to 2017. Ms. McAneny holds a Masters Professional Director Certification from the American College of Corporate Directors and a B.S. in Business Management from the University of Vermont.

M. Peter Steil, Jr. has served as one of our independent directors since November 2012. Mr. Steil served as the Chief Executive Officer of the National Council of Real Estate Investment Fiduciaries, or NCREIF, an association of institutional real estate professionals, from July 2012 to July 2017. From January 2007 to July 2012, he served as a Managing Director of Prescott Capital Advisors, LLC, or Prescott, where he was responsible for Prescott’s real estate investment banking and advisory efforts and raising debt and equity capital for its principal investments. From 2001 to 2006, he served as a Managing Director of Wells Hill Partners, Ltd., a real estate investment banking firm based in New York. From 1998 to 2001, Mr. Steil served as a Managing Director of Putnam Lovell Securities, Inc., or Putnam Lovell, an investment bank that provides mergers and acquisitions advisory services to asset management firms. Prior to joining Putnam Lovell, he served in senior positions at several financial services firms, including Nesbitt Burns Securities, Inc. and KPMG Baymark Capital, LLC. Mr. Steil is also a member of the Global Exchange Council of the Urban Land Institute. Mr. Steil holds a B.A. in Political Science from Stanford University and an M.B.A. in International Business from the Harvard Business School.

Charles H. Wurtzebach, Ph.D., has served as one of our independent directors since November 2012. Dr. Wurtzebach is Professor, Department of Finance and Real Estate, and is the Douglas and Cynthia Crocker Endowed Director of the Real Estate Center at DePaul University in Illinois, lecturing at the undergraduate and graduate levels, participating in research projects and providing support to the DePaul Real Estate Center. Dr. Wurtzebach joined the DePaul University faculty in January 2009. From 1999 to November 2008, Dr. Wurtzebach served as Managing Director and Property Chief Investment Officer of Henderson Global Investors (North America) Inc., or Henderson, an international investment management company headquartered in London, where he was responsible for the strategic portfolio planning and the overall management of Henderson’s North American business. He served as a member of Henderson’s Senior Management Team from 2001 to November 2008 and Chairman of Henderson’s North America Senior Management Committee from 1999 to November 2008. Dr. Wurtzebach served as President and Chief Executive Officer of Heitman Capital Management from 1994 to 1998 and President of JMB Institutional Realty from 1991 to 1994. His responsibilities included supervising the financial risk exposure, financial reporting and internal control procedures of each company. Since May 2009 until July 2014, Dr. Wurtzebach served as a director of Inland Diversified Real Estate Trust, Inc., a public non-listed REIT. Since July 2014, he has served as an Independent Director of Kite Realty Group, a publicly-registered, publicly-traded REIT. He is also a founder, former president and former director of the Real Estate Research Institute, or RERI. Dr. Wurtzebach holds a B.S. in Finance from DePaul University in Illinois, an M.B.A. from Northern Illinois University and a Ph.D in finance from the University of Illinois at Urbana.

At the Annual Meeting, we will vote each valid proxy returned to us for the five nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than five nominees for director. While our board does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our board of directors may designate.

Director Qualifications, Experience, Attributes and Skills

Our board of directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our board has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our board of directors, the board considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the board of directors, may or may not impact the board’s view as to the candidate. In evaluating director candidates, our board considers all factors that it deems relevant.

In recommending director nominees to our board of directors, our board of directors solicits candidate recommendations from its current members and our management. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In evaluating the persons recommended as potential directors, our board will consider each candidate without regard to the source of the recommendation and take into account those factors that the board determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a)(2) of our bylaws.

In conducting its annual self-assessment and nominating the director nominees, our board of directors determined that each director nominee has the qualifications, experience, attributes and skills appropriate to continue his or her service as a director of our company in view of our business and structure. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our board and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.

Each director was nominated to our board of directors on the basis of the unique skills he or she brings to our board, as well as how such skills collectively enhance our board. On an individual basis:

•W. Todd Henderson: Our board of directors has determined that Mr. Henderson will be a valuable member of our board because of his experience as a real estate industry executive with extensive investment, capital markets and portfolio management expertise, all of which we expect to bring valuable insight to the board of directors.

•Anne-Marie Vandenberg: Our board of directors has determined that Ms. Vandenberg will be a valuable member of our board of directors because of her extensive experience in real estate investments and expertise in capital markets.

•Deborah H. McAneny: Our board of directors has determined that Ms. McAneny will be a valuable member of our board because of her leadership positions on boards of public companies and experience with management of commercial real estate portfolios.

•M. Peter Steil, Jr.: Our board of directors has determined that Mr. Steil will be a valuable member of our board of directors because of his extensive experience with investment banking, real estate advisory services and portfolio management.

•Charles H. Wurtzebach, Ph.D.: Our board of directors has determined that Dr. Wurtzebach will be a valuable member of our board because of his academic experience as a real estate professor, his industry experience as an executive for investment management companies and his board experience with public non-listed REITs.

The information above is not exclusive. When considering a director nominee, our board of directors considers many intangible elements, such as intelligence, integrity, work ethic, commitment to stockholder interests and the ability to work with other directors, communicate effectively, exercise judgment and ask incisive questions.

The election of each nominee for director requires the approval of a majority of the shares represented in person or by proxy at the Annual Meeting. Any shares present in person or by proxy and not voted (whether by broker non-vote or otherwise) will have the effect of a vote against the nominees. If an incumbent nominee for the board of directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES LISTED ABOVE FOR NOMINATION AS DIRECTORS.

EXECUTIVE OFFICERS

The following table provides information about our executive officers. Each executive officer, once appointed, serves at the pleasure of the board of directors until the next annual meeting of the board of directors and until his or her successor shall have been duly appointed and qualified or until such individual resigns or is removed from office. There are no family relationships between any directors or executive officers. None of our executive officers was appointed pursuant to any agreement or understanding between such person and any other person.

Name	Age	Position
W. Todd Henderson	54	Chairman of the Board and Director
Anne-Marie Vandenberg	40	Chief Executive Officer, President and Director
Eric M. Russell	57	Chief Financial Officer and Vice President
The biographies of Ms. Vandenberg and Mr. Henderson are set forth above in “Proposal No. 1: Election of Directors.”

Eric M. Russell has served as our Chief Financial Officer and Vice President since February 2015. Mr. Russell previously served as our Assistant Treasurer from May 2013 to February 2015. He has served as a Director and Controller, RREEF Real Estate Fund Finance, Americas, DWS since 2011 and as Vice President and Controller, RREEF Real Estate Fund Finance since 2000. During his tenure, Mr. Russell oversaw RREEF Property Trust since November 2012 and previously presided over a large separate account with a peak size of USD 4.5 billion, a separate account focused on ground-up development and a private foreign investor-owned REIT of approximately USD 1 billion. In these roles, Mr. Russell oversaw all financial reporting, fund accounting, tax compliance and loan compliance. Prior to joining RREEF Real Estate, Mr. Russell served as an Accounting Manager and Assistant Controller at iStar Financial, Inc., a publicly traded REIT, from 1996 to 2000. From 1994 to 1996, he worked as a Controller at Sierra National Home Warranty Corporation, a publicly traded company. Mr. Russell served as a Senior Auditor at Grant Thornton LLP from 1992 to 1994 and a Staff Auditor from 1991 to 1992. Mr. Russell holds a B.S. in Atmospheric Science from the University of California, Davis and is a certified public accountant (inactive).

CORPORATE GOVERNANCE
Role of the Board
Our board of directors oversees our management and operations, while our advisor is responsible for our day-to-day management and operations. Our board’s oversight role does not make its directors guarantors of our investments or activities.
Our board has appointed various employees of our advisor as officers of our company with the collective responsibility to monitor and report to our board of directors on our operations. In conducting its oversight, our board of directors receives regular reports from these officers and from other senior officers of our advisor regarding our operations. Some of these reports are provided as part of formal board meetings, which are typically held quarterly, in person (although during the coronavirus pandemic these meetings have typically been held remotely via videoconference), and involve the board’s review of our recent operations. From time to time, one or more of our directors may also meet with management in less formal settings, between scheduled board meetings, to discuss various topics.

Board Leadership Structure
Our board of directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Mr. Henderson, as our Chairman of the Board, is responsible for reviewing the agenda for the meetings of the board of directors and the annual meetings of stockholders, as well as the general management of our business and financial affairs. Ms. Vandenberg, as our Chief Executive Officer and President, is responsible for our portfolio management, capital market activities and oversight of our day-to-day operations.
In addition, our board has determined that since the Chairman of the Board is not an independent director, a lead independent director should be appointed by a majority of our independent directors. Our independent directors have appointed Ms. McAneny to serve as our lead independent director. Key responsibilities of our lead independent director include, among others, presiding at executive sessions of independent directors, facilitating communications between the independent directors and the Chairman of the Board and Chief Executive Officer, and calling meetings of the independent directors, as necessary.

Our board of directors reviews its structure annually. Our board of directors believes that its structure, in which representatives of our advisor serve on the board of directors, is appropriate in light of the significant services that our advisor provides to us. In addition, our board of directors believes that requiring a majority of the board of directors to be comprised of independent directors as well as the structure, function and composition of the Audit Committee (as described below in “Committees”) and the requirement that related party transactions be presented to the full board of directors, are an appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from our relationship with our advisor.
Board Oversight of Risk Management
As part of its oversight function, the board of directors receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risks, operational risk and insurance), board oversight of different types of risks is handled in different ways. For example, the full board of directors receives and reviews reports from senior personnel of our advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee supports the board’s oversight of risk management in a variety of ways, including (i) participation in and receipt and review of reports regarding our disclosure controls and procedures prior to the issuance of our quarterly financial reports, (ii) meetings with our Chief Financial Officer and our independent public accountants to discuss, among other things, the internal control structure of our financial reporting function and compliance with certain requirements of the Sarbanes-Oxley Act of 2002, as amended, and (iii) reporting to the board of directors as to these and other matters.

Director Independence
Although our shares are not listed for trading on any national securities exchange, our board of directors has determined that a majority of the members of our board of directors, and all of the members of the Audit Committee, are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

In addition, our board of directors determined that these directors are independent pursuant to the definition of independence in our Charter, as required by the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 (the “NASAA REIT Guidelines”). Our Charter provides that an independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with our advisor or sponsor. A director is deemed to be associated with our advisor or sponsor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with our advisor, our sponsor, or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by our sponsor or advised by our advisor.  A business or professional relationship will be deemed material per se if the gross revenue derived by the director from our sponsor, our advisor, and any of their affiliates exceeds five percent of (i) the director’s annual gross revenue derived from all sources during either of the last two years or (ii) the director’s net worth on a fair market value basis.  An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our advisor, our sponsor or any of their affiliates. Our Charter requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience.

Our board of directors has determined that Ms. McAneny, Mr. Steil, and Dr. Wurtzebach are independent directors pursuant to our Charter and the definition of independence as defined by the NYSE.
Meetings of the Board of Directors
During the fiscal year ended December 31, 2021, our board of directors met six times. Each of our directors attended at least 75% of the aggregate of the total number of meetings of our board of directors held during the period for which he or she served as a director and the total number of meetings held by all committees of our board of directors on which he or she served during the periods for which he or she was a director.
We do not have a formal policy requiring directors to attend annual meetings of stockholders, although we do encourage their attendance. All of our directors attended our 2021 annual meeting of stockholders.
Committees
Our board of directors has one permanent committee, the Audit Committee. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibility to oversee the quality and integrity of our financial reporting and the audits of our financial statements. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors. The Audit Committee Charter is available on our web site at www.rreefpropertytrust.com.
The Audit Committee must have at least three members and be comprised solely of members of our board of directors that meet the independence criteria of our Charter and the NYSE listing standards. It is comprised of Ms. McAneny, Mr. Steil and Dr. Wurtzebach, each of whom meets the qualifications for audit committee independence under the rules of the NYSE. Dr. Wurtzebach serves as the Chairperson of the Audit Committee, and our board of directors has determined that Dr. Wurtzebach qualifies as an “audit committee financial expert” as that term is defined by SEC rules. The Audit Committee held four meetings during the year ended December 31, 2021.
We do not have a compensation committee because we do not compensate our executive officers or non-independent directors. Recommendations with respect to compensation of our independent directors are made by our board of directors.
Our board of directors believes that each director should be nominated by our full board, which must be comprised of a majority of independent directors, rather than a committee thereof. As a result, we do not have a nominating committee.
Director Orientation and Continuing Education
We provide each director who joins our board with an initial orientation about our company, including our business operations, strategy, policies and governance. We also provide all of our directors with resources and ongoing education opportunities to assist them in staying current about developments in corporate governance and critical issues relating to the operation of boards of public companies and their committees.
Annual Board Self-Assessment
Our board of directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it and the Audit Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

Code of Ethics
Our board of directors has adopted a Code of Ethics that applies to each of our directors, our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Our Code of Ethics is available on our website, www.rreefpropertytrust.com. Stockholders may also request a copy of the Code of Ethics, which will be provided without charge, by writing to RREEF Property Trust, Inc. at 875 Third Avenue, 26th floor, New York, New York, 10022, Attention: Secretary. If, in the future, we amend, modify or waive a provision in the Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.
Hedging Policy

Our board of directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our advisor or its affiliates, or any of their respective designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Review of our Policies

Our board of directors, including our independent directors, has reviewed our policies described in our Annual Report and our registration statement related to our public equity offering, as well as other policies previously reviewed and approved by our board of directors, and determined that they are in the best interests of our stockholders because: (1) they increase the likelihood that we will be able to acquire a diversified portfolio of income producing properties, thereby reducing risk in our portfolio; (2) there are sufficient property acquisition opportunities with the attributes that we seek; (3) our executive officers, directors and affiliates of our advisor have expertise with the type of real estate investments we seek; (4) borrowings should enable us to purchase assets and earn rental income more quickly; and (5) corporate governance best practices and high ethical standards help promote our long-term performance, thereby increasing our likelihood of generating income for our stockholders and preserving stockholder capital.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC, within specified time frames, initial reports of beneficial ownership and reports of changes in ownership of our shares of common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, and confirmations that no additional reports were required, all required Section 16(a) filings were timely and correctly made by reporting persons during the fiscal year ended December 31, 2021, except that within the required two business day reporting requirement imposed by the SEC, the Company did not timely file a Form 4 for each of Deborah H. McAneny, M. Peter Steil, Jr. and Charles H. Wurtzebach to report shares acquired pursuant to our independent directors’ compensation plan on May 11, 2021.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee’s purpose is to assist in fulfilling the board of directors’ responsibility to oversee the quality and integrity of the financial reporting and internal controls of RREEF Property Trust, Inc. (the “Company”) and the audits of its financial statements by its independent registered public accounting firm. The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s board of directors, a copy of which is available on the Company’s website at www.rreefpropertytrust.com. The Audit Committee intends for its composition, and the attributes of its members and its responsibilities, as reflected in the Audit Committee Charter, to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

In accordance with the Audit Committee Charter, the Audit Committee, subject to any action of the Company’s board of directors, has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and to the Company’s auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

As part of its ongoing activities, the Audit Committee has:

•reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2021 with management;

•discussed with KPMG the matters required to be discussed by PCAOB Auditing Standards 1301, Communications with the Audit Committee; and

•received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Audit Committee:
Deborah H. McAneny
M. Peter Steil, Jr.
Charles H. Wurtzebach

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation
We do not compensate our executive officers and have no employees as all of our day-to-day operations are managed by our advisor. Furthermore, we do not compensate our executive officers under any stock-based compensation plans.
Director Compensation
The following director compensation table sets forth the compensation paid to our independent directors in fiscal year 2021 for services to us. Directors who are not independent directors are not compensated by us for their service on our board of directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Deborah H. McAneny	$55,000	$10,000	$65,000
M. Peter Steil, Jr.	55,000	10,000	65,000
Charles H. Wurtzebach, Ph.D.	65,000	10,000	75,000
(1) Each of our independent directors is eligible to receive grants of restricted stock pursuant to our independent directors compensation plan, described below.

On February 25, 2021, our board of directors approved our Third Amended and Restated Independent Directors’ Compensation Plan (our “independent directors’ compensation plan”), which operates as a sub-plan of our long-term incentive plan, as described below. Pursuant to the independent directors’ compensation plan, the annual retainer for our independent directors is $65,000, plus an additional retainer of $10,000 to the Chairman of the Audit Committee. On an annual basis, $10,000 of the annual retainer will be paid in the form of an annual grant of Class D shares of restricted stock (the “annual restricted stock grant”) and the remaining amount will be paid in cash. The annual restricted stock grants will generally vest immediately prior to the annual meeting of stockholders in the year following the year in which such grant occurred; provided, however, that the annual restricted stock grants will become fully vested on the earlier occurrence of (1) the termination of the independent director’s service as a director due to his or her death or disability or (2) a change in control of our company. We do not pay our directors additional fees for attending board meetings, but all directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings. If a director is also one of our officers, we will not pay such director separate compensation for services rendered as a director.

Prior to the adoption of our current independent directors’ compensation plan, our directors received the annual restricted stock grants in Class I shares. In connection with the adoption the current independent directors’ compensation plan, all Class I shares previously granted to our directors through both the annual restricted stock grants and the supplemental restricted stock grant were converted into Class D shares.

Our board of directors has adopted a long-term incentive plan, which we use to attract and retain directors, officers, employees and consultants. Our long-term incentive plan offers qualified individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The long-term incentive plan authorizes the granting of restricted stock, stock options, restricted or deferred stock units and other stock-based awards and cash-based awards to directors, employees and consultants of ours selected by the board of directors for participation in the plan. Stock options may not have an exercise price that is less than the fair market value of a share of our common stock on the date of grant and may not have a term in excess of ten years from the grant date.

Our board of directors or a committee appointed by our board of directors administers the long-term incentive plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the long-term incentive plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our Charter. Unless otherwise determined by our board of directors, no award granted under the plan will be transferable except through the laws of descent and distribution.

Our board of directors has authorized and reserved an aggregate maximum number of 300,000 Class D shares for issuance under the long-term incentive plan. However, no awards shall be granted under the incentive plan on any date on which the aggregate number of shares subject to awards previously issued under the incentive plan, together with the proposed awards to be granted on such date, exceeds 2% of the number of outstanding shares of common stock on such date. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, a stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the plan will be adjusted proportionately and our board of directors will make adjustments to the long-term incentive plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Our board of directors may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. The board may discriminate among participants or among awards in exercising its discretion. The incentive plan will continue until terminated by our board of directors, which may terminate the plan at any time. The termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our board of directors may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.
The following table provides information about our common stock that may be issued under our incentive plan as of December 31, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise of Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	273,775
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	273,775

Our board of directors is responsible for determining the form and amount of compensation that is paid to our independent directors. In addition, our executive officers may make recommendations regarding the compensation level for the independent directors and provide comparison data. Our board of directors periodically assesses the level of independent director compensation, taking into account the responsibilities and duties of the independent directors and the time required to perform those duties. In determining the level of independent director compensation, our board of directors attempts to be consistent with market practices, but does not set compensation at a level that would call into question the independent directors’ objectivity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Beneficial Owners and Management

The following table shows the beneficial ownership of shares of our common stock as of March 15, 2022 by:

•any beneficial owner of more than 5% of our outstanding common stock;
•each of our directors;
•each of our current executive officers; and
•all of our current directors and executive officers as a group.
Information with respect to beneficial ownership has been furnished by each director and officer.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. The address for each of the persons (excluding ASB Bank Corp. who is unaffiliated with us, our advisor, DWS or any of their respective affiliates) listed in the table below is c/o RREEF Property Trust, Inc., 875 Third Avenue, 26th floor, New York, New York, 10022.

Class of Stock	Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
	Directors and Executive Officers:
	W. Todd Henderson	—	—
D	Anne-Marie Vandenberg	742.17	—
I, D	Deborah H. McAneny	13,421.58	0.06
D	M. Peter Steil, Jr.	8,105.15	0.04
I, D	Charles H. Wurtzebach, Ph.D.	15,182.52	0.07
I, D	Eric M. Russell	4,339.83	0.02
	All current executive officers and directors as a group (6 persons)	41,791.25	0.19%
	5% Stockholders:
D	ASB Bank Corp.(1)	1,654,607.85	7.98%
(1) The address for ASB Bank Corp. is 50th St and Elvira Mendez St, Tower Financial Center 1, Panama

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

The following describes all transactions during the years ended December 31, 2021 and 2020 and currently proposed transactions involving us, our directors, our advisor, our sponsor, our dealer manager and any affiliate thereof. Our independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions are fair and reasonable to us.

Ownership Interests

As of March 15, 2022, RREEF America owns 863,057 shares of our Class I common stock and 75,000 shares of our Class Z common stock. As of March 15, 2022, our executive officers and independent directors, as a group, owned 26,684 shares of our Class D common stock, 15,107 shares of our Class I common stock and no shares of our Class A, Class M-I, Class S, Class T, Class T2, Class N or Class Z common stock.

Our Relationship with Our Advisor, Our Sponsor and Our Dealer Manager
We are externally advised and managed by our sponsor and advisor, RREEF America, which is responsible for the management, acquisition, disposal, leasing, maintenance and operating of all our real estate investments. RREEF America’s executive offices are located at 875 Third Avenue, 26th floor, New York, New York, 10022. RREEF America’s telephone number is (212) 454-4500. All of our officers and directors, other than the independent directors, are employees of RREEF America. We have and will continue to have certain relationships with RREEF America and its affiliates.
On July 1, 2016, we entered into an agreement with DWS Distributors, Inc. (our “dealer manager”), as subsequently amended and restated, whereby our dealer manager will market and execute the distribution of our shares of common stock in our public offerings. Our dealer manager is an affiliate of our sponsor and advisor. DWS Distributors, Inc.’s primary branch office is located at 222 South Riverside Plaza, 34th Floor, Chicago, IL 60606.
Advisory Agreement
We are managed and advised by RREEF America pursuant to an advisory agreement, as amended, that first became effective December 21, 2012 and was last renewed on February 24, 2022, effective as of April 21, 2022, for an additional one-year term expiring April 21, 2023.
Pursuant to the advisory agreement and subject to the supervision of our board of directors, our advisor will have the responsibility to, among other things:

consult with our board of directors in formulating our financial, investment, valuation and other policies, consistent with achieving our investment objectives;

find, evaluate, present and recommend to us investment opportunities consistent with our investment policies and objectives;

serve as our investment and financial advisor and provide research and economic and statistical data in connection with our assets and investment policies;

determine the proper allocation of our investments between properties, real estate loans, real estate equity securities and cash, cash equivalents and other short-term investments;

select a sub-advisor or similar entity, joint venture and strategic partners, and service providers for us such as our transfer agent and structure corresponding agreements;

oversee the calculation at the end of each business day of our NAV per share for each class of common stock in accordance with our valuation guidelines, and in connection therewith, obtain appraisals performed by our independent valuation advisor and other independent third-party appraisal firms concerning the value of our real properties;

monitor our independent valuation advisor’s valuation process to ensure that it complies with our valuation guidelines and report on such compliance to our board of directors on a quarterly basis;

provide our independent valuation advisor with periodic asset and portfolio level information on our properties and real estate-related assets;

monitor our properties and real estate-related assets for events that may be expected to have a material impact on the most recent estimated values provided by our independent valuation advisor and notify our independent valuation advisor of such events;

provide the daily management and perform and supervise the various administrative functions reasonably necessary for our management and operations;

enter into leases of property and service contracts for assets and, to the extent necessary, perform all other operational functions for the maintenance and administration of such assets, including the servicing of mortgages and selecting, engaging and supervising the performance of third-party property managers and leasing agents for property management and leasing services;

hire, direct and establish policies for employees who will have direct responsibility for the operations of each property we acquire, which may include, but is not limited to, on-site managers and building and maintenance personnel;

investigate, select, and on our behalf, engage and conduct business with such third parties as the advisor deems necessary to the proper performance of the advisor’s obligations under the advisory agreement;

consult with, and provide information to, our officers and our board of directors and assist our board of directors in formulating and implementing our financial policies;

structure and negotiate the terms and conditions of our real estate acquisitions, sales or joint ventures;

review and analyze each property’s operating and capital budget;

acquire properties and make investments on our behalf in compliance with our investment objectives and policies;

arrange, structure and negotiate financing and refinancing of properties;

actively manage our real estate portfolio in accordance with our investment objectives, strategies and policies;

provide periodic reports to our board of directors on the performance of our investments and prepare and review on our behalf, with the participation of one designated principal executive officer and principal financial officer, all reports and returns required by the SEC, IRS and other state or federal governmental agencies; and

dispose of properties on our behalf in compliance with our investment objectives, strategies and policies.

Advisory Fee
Pursuant to the advisory agreement, we pay RREEF America an advisory fee comprised of two separate components:

(1)	a fixed component in an amount equal to 1/365th of 1.0% of our NAV for each class of our common stock for each day, payable monthly in arrears; and

(2)	a performance component calculated based on the total return of each class of our common stock in any calendar year payable annually in arrears.

The fixed component of the advisory fee accrues on a daily basis. The performance component with respect to Class A, Class D, Class I, Class T, Class N and Class Z shares is calculated such that for any calendar year in which the aggregate total return per share for a particular class exceeds 6% per annum (the “Hurdle Amount”), RREEF America will receive up to 10% of the aggregate total return allocable to such classes with a Catch-Up (defined below) calculated as follows: first, if the total return for the applicable period exceeds the Hurdle Amount, 25% of such total return in excess of the Hurdle Amount (the “Excess Profits”) until the total return reaches 10% (commonly referred to as a “Catch-Up”); and second, to the extent there are remaining Excess Profits, 10% of such remaining Excess Profits. The performance component with respect to Class M-I, Class S and Class T2 shares is calculated such that for any calendar year in which the aggregate total return per share for a particular class exceeds 5% per annum (the “Alternative Hurdle Amount”), RREEF America will receive up to 12.5% of the aggregate total return allocable to such classes with a Alternative Catch-Up (defined below) calculated as follows: first, if the total return for the applicable period exceeds the Alternative Hurdle Amount, 100% of such total return in excess of the Alternative Hurdle Amount (the “Alternative Excess Profits”) until the total return reaches 5.715% (the “Alternative Catch-Up”); and second, to the extent there are remaining Alternative Excess Profits, 12.5% of such remaining Alternative Excess Profits. The total return to stockholders is defined for each class of common stock as the change in NAV per share for such class, plus distributions per share for such class. However, in the event that our NAV per share for any class of common stock decreases below $12.00, the performance component will not be earned on any increase in NAV up to $12.00 per share with respect to that class.

Expense Reimbursements

Under the advisory agreement, RREEF America is entitled to reimbursement of certain costs incurred by RREEF America or its affiliates that are not incurred under the expense support agreement, as discussed below. Costs eligible for reimbursement, if they are not incurred under the expense support agreement, include most third-party operating expenses, salaries and related costs of our advisor’s employees who perform services for us (but not those employees for which RREEF America earns a separate fee or those employees who are our executive officers) and travel related costs for its employees who incur such costs on our behalf. We may reimburse our advisor for all expenses paid or incurred in connection with the services it provided to us, subject to the limitations described below under the heading “2%/25% Guidelines.” As of December 31, 2021, we owed our advisor $70,608 for such costs.

Organization and Offering Costs

We reimburse RREEF America and our dealer manager for organization and offering expenses incurred on our behalf in connection with our offerings of common stock.

Expense Support Agreement

On May 29, 2013, we entered into an expense support agreement with our advisor, as most recently amended and restated on January 20, 2016 (the “expense support agreement”). Pursuant to the terms of the expense support agreement, our advisor agreed to defer reimbursement of certain expenses related to our operations that our advisor incurred (“expense payments”). These expense payments include, without limitation, expenses that are organizational and offering expenses and operating expenses under our advisory agreement.

Pursuant to the expense support agreement, our advisor could incur expense payments until the earlier of (1) the date we surpassed $200 million in aggregate gross proceeds from our equity offerings, or (2) the date the aggregate expense payments by our advisor exceed $9.2 million. As of December 31, 2015, our advisor had made an aggregate of $9.2 million in expense payments and ceased incurring expense payments effective January 1, 2016. As the expense payment limit had been reached, pursuant to the expense support agreement, in January 2016 we commenced making reimbursement payments to our advisor at the rate $250,000 per quarter, subject to adjustment as described in the expense support agreement. During the first quarter of 2016, we reimbursed $250,000 to our advisor under the expense support agreement. On April 25, 2016, we and our advisor entered into a letter agreement that amended certain provisions of the advisory agreement and the expense support agreement. On March 24, 2020, we and our advisor entered into a second letter agreement (the “ESA letter agreement”), which superseded the previous letter agreement. The ESA letter agreement provides, in part, that our obligations to reimburse our advisor for expense payments under the expense support agreement are suspended until the first calendar month following the month in which we have reached $500 million in offering proceeds from our offerings (the “ESA commencement date”). In addition, in the ESA letter agreement our advisor agreed to permanently waive the reimbursement of $3,567,214 in organization and offering expenses that were previously included in the expense payments. As the result of the $250,000 payment in the first quarter of 2016 and our advisor’s waiver, we currently owe $5,382,786 to our advisor under the expense support agreement. Pursuant to the ESA letter agreement, beginning the month following the ESA commencement date, we will make monthly reimbursement payments to our advisor in the amount of $250,595 for the first 12 months and $197,970 for the second 12 months. In addition, pursuant to the ESA letter agreement, if RREEF America is serving as our advisor at the time that we or our operating partnership undertakes a liquidation, our remaining obligations to reimburse our advisor for the unpaid monthly reimbursements under the expense support agreement shall be waived.

Term and Termination Rights under the Advisory Agreement
Our advisory agreement has a one-year term expiring April 21, 2023, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation paid to our advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits set forth in our Charter. The advisory agreement may be terminated (1) immediately by us for “cause,” upon the bankruptcy of our advisor, (2) at the option of either party upon a change of control, (3) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors or (4) upon 60 days’ written notice by our advisor. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for expenses and all earned but unpaid fees.

2%/25% Guidelines

As described above, our advisor is entitled to reimbursement of certain expenses. However, we will not reimburse our advisor at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended (the “expense year”) exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income (collectively, the “2%/25% Guidelines”). Our advisor must reimburse us for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. Our independent directors approved the excess amounts for each of the expense years that ended on or prior to September 30, 2016. For each of the expense years ended subsequent to September 30, 2016 and through September 30, 2021, our total operating expenses did not exceed the 2%/25% guidelines. For the expense year ended December 31, 2021, our total operating expenses were $10,624,756, which exceeded the 2%/25% guidelines. Based upon a review of unusual and non-recurring factors, including but not limited to outsized share price performance during this period resulting in an increased performance component of the advisory fee, our independent directors determined that the excess expenses for the expense year ended December 31, 2021 were justified.

For purposes of these limits, (1) “total operating expenses” are our aggregate expenses of every character paid or incurred as determined under GAAP, including the advisory fee, but excluding: (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) reasonable incentive fees based on the gain on the sale of our assets; and (f) acquisition fees, acquisition expenses, brokerage fees on resale of properties and other expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) “average invested assets” is the average of the aggregate book value of our assets (other than intangibles) invested, directly or indirectly, in real estate and other real estate related assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during the period; and (3) “net income” is our total revenues less our total expenses excluding reserves for depreciation, bad debts and other similar non-cash reserves. For the year ended December 31, 2021, our total operating expenses were 2.6% of our average invested assets and 60.2% of our net income.

Fees and Reimbursements Paid to Our Advisor
The following table sets forth the fees incurred or reimbursable to our advisor for the years ended December 31, 2021 and 2020.

	Year ended December 31, 2021	Year ended December 31, 2020
Fixed advisory fee	$2,615,141	$2,162,741
Performance advisory fee	6,056,723	—
Reimbursement of organization and offering expenses(1)	1,416	7,618
Reimbursement of operating expenses(2)	222,563	240,008
Reimbursement for out-of-pocket acquisition expenses(3)	—	—

(1) As of December 31, 2021 and 2020, we owed our advisor for organization and offering costs as follows:

	December 31, 2021	December 31, 2020
Expense payments - O&O	$195,450	$195,450
Offering costs reimbursable pursuant to the advisory agreement	1,416	—
	$196,866	$195,450

(2) As of December 31, 2021 and 2020, we owed our advisor for operating expenses as follows:

	December 31, 2021	December 31, 2020
Expense Payments - operating expenses	$5,187,336	$5,187,336
Expenses reimbursable pursuant to the advisory agreement	69,192	51,302
	$5,256,528	$5,238,638

(3) As of December 31, 2021 and 2020, we did not owe our advisor for any out-of-pocket acquisition expenses.

Dealer Manager Agreement

The distribution of our shares of common stock is governed by the dealer manager agreement between us, our operating partnership and the dealer manager. Under the dealer manager agreement, we are obligated to reimburse the dealer manager for certain offering costs incurred by the dealer manager on our behalf, including but not limited to broker-dealer sponsorships, attendance fees for retail seminars conducted by broker-dealers, and travel costs for certain personnel of the dealer manager who are dedicated to the distribution of our shares of common stock. For the years ended December 31, 2021 and 2020, the dealer manager incurred $38,776 and $138,766, respectively, in such costs on our behalf. As of December 31, 2021 and 2020, we owed the dealer manager $15,000 and $5,186, respectively.

In connection with the distribution of our shares of common stock, we are obligated to pay to the dealer manager selling commissions on the sale of shares of our Class A, Class D, Class S, Class T and Class T2 common stock, upfront dealer manager fees on the sale of shares of our Class T and Class T2 common stock, and distribution and dealer manager fees paid on a trailing basis on certain classes of our common stock. For the years ended December 31, 2021 and 2020, the dealer manager has earned upfront selling commissions and upfront dealer manager fees totaling $237,817 and $100,018, respectively. As of December 31, 2021 and 2020, we owed $160,136 and $122,448, respectively, in trailing fees to the dealer manager, and we have accrued $16,343,014 and $14,089,290, respectively, in trailing fees estimated to become payable in the future to the dealer manager.

Conflicts of Interest with RREEF America, DWS Distributors, Inc. and Their Affiliates
Conflicts of interest may arise between RREEF America, as our advisor and sponsor, DWS Distributors, Inc., as our dealer manager, and us with respect to our management and the distribution of our shares of common stock. It is anticipated that the officers and employees of RREEF America will devote as much time to us as necessary to effectively manage our operations. RREEF America and its affiliates engage in a broad spectrum of activities including financial advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, our investment activities. In the future, there might arise instances where the interests of RREEF America conflict with our interests and/or the interests of our stockholders. Subject to specified exceptions, our advisor may engage in transactions with, provide services to, invest in, advise, sponsor and/or act as investment manager to portfolio companies, investment vehicles and other persons or entities (including our prospective investors) that may have similar structures and investment objectives and policies to ours and that may compete with us for investment opportunities. RREEF America, its affiliates and their respective clients may invest in investments that would be appropriate for us and may compete with us for such investment opportunities and may invest in investments that are senior or junior to, or have rights and interests different from or adverse to, our investment opportunities. RREEF America’s interests in such investments may conflict with our interests in related investments at the time of origination or in the event of default or work out of the investment.
In order to reduce or eliminate certain potential conflicts of interest, our Charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates.  Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

RREEF America will allocate investment opportunities suitable for us or for other persons, including RREEF America or an affiliate of RREEF America or an account managed or advised by RREEF America or an affiliate of RREEF America, in accordance with an equitable and reasonable allocation procedure consistent with RREEF America’s fiduciary duty to us and with due regard to our investment objectives and the characteristics of the specific investment. When RREEF America identifies a real estate investment opportunity, it will present the opportunity to the program or account which it advises or manages that has the highest priority position on the rotation priority list, but only if the investment opportunity is suitable for the program or account. The criteria considered in determining whether an opportunity is suitable include the risk profile and portfolio diversification objectives of the program or account and the intensity of management that the property will require.
We have also adopted a Code of Ethics that applies to our officers and directors (each a “covered person”).  The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates.

Our dealer manager distributes the securities of other issuers. In addition, future programs may seek to raise capital through offerings conducted concurrently with our offerings and distributed by our dealer manager. As a result, our dealer manager may face conflicts of interest arising from potential competition with these other programs for investors and investment capital.

Currently Proposed Transactions
There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP, as our independent registered public accounting firm for the year ending December 31, 2022.
Although it is not required to do so, the board of directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment as a matter of good corporate governance practice. The affirmative vote of the holders of a majority of votes cast on the proposal at the Annual Meeting will be required to approve this proposal. If the stockholders should not ratify the appointment of our independent registered public accounting firm, the Audit Committee will reconsider the appointment, but may still elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the Company’s best interest and the best interest of the Company’s stockholders. Representatives of KPMG are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from our stockholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF KPMG.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective as of February 24, 2022, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Fees Paid to Independent Registered Public Accounting Firm

The following tables set forth the aggregate fees billed or to be billed to us for services performed for the fiscal years ended December 31, 2021 and 2020 by KPMG.

	Fiscal Year Ended December 31,
	2021	2020
Audit fees	$462,900	$436,450
Audit-related fees	30,000	—
Tax fees	86,236	81,834
All other fees	—	—
Total	$579,136	$518,284

Audit fees. The audit fees listed above relate to professional services rendered for the audit of our annual financial statements contained in our annual report, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

Audit-related fees. The audit-related fees listed above relate to professional services rendered for assurance and related services that are reasonably related to the performance of the audit of our financial statements, including audits of acquired properties (other than the audit fees described above).

Tax fees. These are fees for all professional services performed by professional staff in our independent auditors’ tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

All other fees. None identified.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee Charter imposes a duty on our Audit Committee to pre-approve all audit services and permissible non-audit services to be provided to us by our independent auditor in order to ensure that the provision of such services does not impair our auditors’ independence. Our Audit Committee must also review and approve in advance any proposal from RREEF America, and any entity controlling, controlled by, or under common control with RREEF America, that provides ongoing services to us (a “Service Affiliate”) or employs the independent auditor to render non-audit services, if such engagement would relate directly to our operations and financial reporting. As a part of its review, our Audit Committee will consider whether the provision of such services impacts the auditors’ independence.

Our Audit Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve the independent auditors’ provision of audit services or permissible non-audit services to us, or the provision of non-audit services to RREEF America or a Service Affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Audit Committee at its next meeting. Our Audit Committee will communicate any pre-approval made by it or a Delegate to RREEF America or a Service Affiliate, who will ensure that the appropriate disclosure is made in our periodic reports and other documents as required under the federal securities laws.

Since January 1, 2013, all audit and non-audit services performed by KPMG for us, RREEF America and any Service Affiliates that required the pre-approval of our Audit Committee were pre-approved by the Audit Committee.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single proxy statement and annual report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your financial advisor; (2) direct your written request to RREEF Property Trust, Inc., PO Box 219985, Kansas City, MO 64121-9985; or (3) call RREEF Property Trust, Inc. at 1-855-285-0508. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders may communicate with the board of directors or any of its directors. Stockholders who wish to communicate with the board of directors may do so by sending written communications addressed to our Secretary, c/o RREEF Property Trust, Inc., 875 Third Avenue, 26th floor, New York, New York, 10022, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairman, RREEF Property Trust, Inc. Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our board of directors. The purpose of this screening is to avoid having our board of directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our board of directors, the Audit Committee or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.
INCORPORATION BY REFERENCE
        This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
By Order of the Board of Directors
/s/ Vikram Mehra
Vikram Mehra
Secretary
March 31, 2022

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to RREEF Property Trust, Inc., PO Box 219985, Kansas City, Missouri 64121-9985.

# EVERY STOCKHOLDER'S VOTE IS IMPORTANT

## EASY VOTING OPTIONS:

**VOTE ON THE INTERNET**
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**Please detach at perforation before mailing.**

RREEF Property Trust

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RREEF PROPERTY TRUST, INC.** The undersigned hereby appoints Vikram Mehra and Eric Russell, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held May 11, 2022 at 8:00 a.m. (Eastern time), and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

**The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.**

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RPT_32594_021622

**PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.**

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# EVERY STOCKHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on May 11, 2022.**
**The Proxy Statement and Proxy Card for this meeting are available at:**
**https://www.proxy-direct.com/rpt-32594**

**IF YOU VOTE BY TELEPHONE OR INTERNET,**
**PLEASE DO NOT MAIL YOUR CARD**

**Please detach at perforation before mailing.**

**THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** X

**A** Proposals **The Board of Directors recommends a vote FOR proposals 1 & 2.**

**1.** To elect five Directors to the Board of Directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

| | | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT |
|---|---|---|---|---|---|
| 01. W. Todd Henderson | 02. Anne-Marie Vandenberg | 03. Deborah H. McAneny | ☐ | ☐ | ☐ |
| 04. M. Peter Steil, Jr. | 05. Charles H. Wurtzebach, Ph.D. | | | | |

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

______________________________

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| **2.** The ratification of the selection of KPMG LLP as RREEF Property Trust, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022. | ☐ | ☐ | ☐ |

**3.** The transaction of any other business that may properly come before the meeting.

**B** Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

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xxxxxxxxxxxxxx RPT 32594 xxxxxxxx